77O Transactions effected pursuant to Rule 10f-3
Colonial Insured Municipal Fund (Fund)

On May 20, 2004, Colonial Insured Municipal Fund (Fund) purchased
100,000 par value of bonds of Houston TEX Util Sys Rev (Securities) for a total purchase price of $103,198.00 from First Albany Cap to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Colonial Insured Municipal Fund (Fund)

On May 20, 2004, Colonial Insured Municipal Fund (Fund) purchased
100,000 par value of bonds of Houston TEX Util Sys Rev (Securities) for a total purchase price of $103,198.00 from Chase Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Colonial Insured Municipalcipal Fund (Fund)

On May 20, 2004, Colonial Insured Municipal Fund (Fund) purchased
100,000 par value of bonds of Houston TEX Util Sys Rev (Securities) for a total purchase price of $103,198.00 from National Financial to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Colonial Insured Municipal Fund (Fund)

On May 20, 2004, Colonial Insured Municipal Fund (Fund) purchased
400,000 par value of bonds of Houston TEX Util Sys Rev (Securities) for a total purchase price of $412,792.00 from UBS Securities LLC to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Colonial Insured Municipal Fund (Fund)

On May 20, 2004, Colonial Insured Municipal Fund (Fund) purchased
200,000 par value of bonds of Houston TEX Util Sys Rev (Securities) for a total purchase price of $206,396.00 from Citigroup Global to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.



On October 28, 2004, Colonial Insured Muni Fund (Fund) purchased 500,000 par value of bonds of Massachusetts State (Securities) for a total purchase price of $580,030.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Seibert Brandford Shank & Co., LLC; Corby Capital Markets, Inc.; M.R.
Beal & Company; Morgan Stanley; Raymond James & Associates, Inc.; UBS Financial Services Inc.; Citigroup; JP Morgan; RBC Dain Rauscher Inc.; Carolan & Co.; Goldman, Sachs & Co.; Merrill Lynch & Co.

On December 2, 2004, Colonial Insured Muni Fund (Fund) purchased 150,000 par value of bonds of New York State Urban Development Corp (Securities) for a total purchase price of $168,801.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Seibert Brandford Shank & Co., LLC; Corby Capital Markets, Inc.; M.R.
Beal & Company; Morgan Stanley; Raymond James & Associates, Inc.; UBS Financial Services Inc.; Citigroup; JP Morgan; RBC Dain Rauscher Inc.; Carolan & Co.; Goldman, Sachs & Co.; Merrill Lynch & Co.

On December 2, 2004, Colonial Insured Muni Fund (Fund) purchased 100,000 par value of bonds of New York State Urban Development Corp (Securities) for a total purchase price of $112,534.00 from Pershing LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Seibert Brandford Shank & Co., LLC; Corby Capital Markets, Inc.; M.R.
Beal & Company; Morgan Stanley; Raymond James & Associates, Inc.; UBS Financial Services Inc.; Citigroup; JP Morgan; RBC Dain Rauscher Inc.; Carolan & Co.; Goldman, Sachs & Co.; Merrill Lynch & Co.

On December 2, 2004, Colonial Insured Muni Fund (Fund) purchased 150,000 par value of bonds of New York State Urban Development Corp (Securities) for a total purchase price of $168,801.00 from UBS Financial Services pursuant to a ublic offering in whichBanc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Seibert Brandford Shank & Co., LLC; Corby Capital Markets, Inc.; M.R.
Beal & Company; Morgan Stanley; Raymond James & Associates, Inc.; UBS Financial Services Inc.; Citigroup; JP Morgan; RBC Dain Rauscher Inc.; Carolan & Co.; Goldman, Sachs & Co.; Merrill Lynch & Co.


On December 2, 2004, Colonial Insured Muni Fund (Fund) purchased 100,000 par value of bonds of New York State Urban Development Corp (Securities) for a total purchase price of $112,534.00 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Seibert Brandford Shank & Co., LLC; Corby Capital Markets, Inc.; M.R.
Beal & Company; Morgan Stanley; Raymond James & Associates, Inc.; UBS Financial Services Inc.; Citigroup; JP Morgan; RBC Dain Rauscher Inc.; Carolan & Co.; Goldman, Sachs & Co.; Merrill Lynch & Co.

On December 2, 2004, Colonial Insured Muni Fund (Fund) purchased 500,000 par value of bonds of New York State Urban Development Corp (Securities) for a total purchase price of $562,670.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Seibert Brandford Shank & Co., LLC; Corby Capital Markets, Inc.; M.R.
Beal & Company; Morgan Stanley; Raymond James & Associates, Inc.; UBS Financial Services Inc.; Citigroup; JP Morgan; RBC Dain Rauscher Inc.; Carolan & Co.; Goldman, Sachs & Co.; Merrill Lynch & Co.



On November 23, 2004, Colonial Insured Muni Fund (Fund) purchased 500,000 par value of bonds of New York NY City Municipal Water Fin (Securities) for a total purchase price of $528,660.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Seibert Brandford Shank & Co., LLC; Corby Capital Markets, Inc.; M.R.
Beal & Company; Morgan Stanley; Raymond James & Associates, Inc.; UBS Financial Services Inc.; Citigroup; JP Morgan; RBC Dain Rauscher Inc.; Carolan & Co.; Goldman, Sachs & Co.; Merrill Lynch & Co.

On November 23, 2004, Colonial NY Insured Muni Fund (Fund) purchased 100,000 par value of bonds of New York NY City Municipal Water Fin (Securities) for a total purchase price of $105,732.00 from UBS Financial Services pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Seibert Brandford Shank & Co., LLC; Corby Capital Markets, Inc.; M.R.
Beal & Company; Morgan Stanley; Raymond James & Associates, Inc.; UBS Financial Services Inc.; Citigroup; JP Morgan; RBC Dain Rauscher Inc.; Carolan & Co.; Goldman, Sachs & Co.; Merrill Lynch & Co.


Colonial High Income Municipal Trust (FUND)

On October 7, 2004, Colonial High Income Muni Trust (Fund) purchased 150,000 par value of bonds of New Jersey Economic Dev Auth (Securities) for a total purchase price of $141,973.50 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Seibert Brandford Shank & Co., LLC; Corby Capital Markets, Inc.; M.R.
Beal & Company; Morgan Stanley; Raymond James & Associates, Inc.; UBS Financial Services Inc.; Citigroup; JP Morgan; RBC Dain Rauscher Inc.; Carolan & Co.; Goldman, Sachs & Co.; Merrill Lynch & Co.


On October 8, 2004, Colonial High Income Muni Trust (Fund) purchased 1,000,000 par value of bonds of New Jersey Economic Dev Auth (Securities) for a total purchase price of $1,007,500.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Seibert Brandford Shank & Co., LLC; Corby Capital Markets, Inc.; M.R.
Beal & Company; Morgan Stanley; Raymond James & Associates, Inc.; UBS Financial Services Inc.; Citigroup; JP Morgan; RBC Dain Rauscher Inc.; Carolan & Co.; Goldman, Sachs & Co.; Merrill Lynch & Co.


On December 16, 2004, Colonial High Income Muni Trust (Fund) purchased 600,000 par value of bonds of Pennsylvania Economic Dev Fing (Securities) for a total purchase price of $600,000.00 from Merrill Lynch Pierce Fenner pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Seibert Brandford Shank & Co., LLC; Corby Capital Markets, Inc.; M.R.
Beal & Company; Morgan Stanley; Raymond James & Associates, Inc.; UBS Financial Services Inc.; Citigroup; JP Morgan; RBC Dain Rauscher Inc.; Carolan & Co.; Goldman, Sachs & Co.; Merrill Lynch & Co.